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                     ST. LANDRY FINANCIAL CORPORATION

                   1995 Stock Option and Incentive Plan


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2.   Definitions.  The following definitions are applicable to the
Plan:

          "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Association" - means  First Federal Savings and Loan
Association of Opelousas, and any successor entity.

          "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right, or of Restricted Stock, or any combination thereof, as provided in the Plan.

          "Code" - means the Internal Revenue Code of 1986, as amended.

          "Committee" - means the Committee referred to in Section 3 hereof.

          "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Option means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director, continuous service shall plan mean availability to perform such functions as may be required of the Association's advisory directors.

          "Corporation" - means St. Landry Financial Corporation, a Delaware corporation.

          "Disinterested Person" - means any member of the Board of Directors of the Corporation who (A) is an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which
(i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing
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securities acquisition plan meeting the conditions of paragraph (d)(2)
of Rule 16b-3; or, (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to Section 21 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

          "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

          "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

          "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 13 hereof upon exercise of such Right.

          "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

          "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

          "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

          "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

          "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

          "Participant" - means any officer or employee of the
Corporation or any Affiliate who is selected by the Committee to receive an Award and any director or advisory director of the Corporation who is granted an Award pursuant to Section 21 hereof.
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          "Plan" - means the 1995 Stock Option and Incentive Plan of the
Corporation.

          "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

          "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 11 hereof with respect to Restricted Stock awarded under the Plan.

          "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 11 hereof, so long as such restrictions are in effect.

          "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

          "Shares" - means the shares of common stock of the Corporation.

          "Senior Officer" - means the Corporation's president, principal financial officer, or principal accounting officer, any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

          "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

          "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards;
(ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested
Persons.  The purpose of such list shall be to evidence the status of
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such individuals as Disinterested Persons, and the Board of Directors
may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Participation in Committee Awards. The Committee may select from time to time Participants (other than Disinterested Persons) who in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5. Shares Subject to Plan. Subject to adjustment by the operation of Section 12 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Association's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

     6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the man-ner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant. Notwithstanding the foregoing, no individual shall be granted Awards in any calendar year with respect to more than 25% of the total Shares subject to the Plan.

     Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine ( the "Option Agreement").

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     7.   Exercise of Options or Rights.

          (a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this
Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

          (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, Association draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or
(B) a combination of cash and such Shares.

          (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (other than death or total or partial disability), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death, or total or partial disability, then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of total or partial disability for a period of three months following such date.

          (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to
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the extent such Participant was entitled to exercise such Option or
Right as set forth in paragraph (c) of this Section 7, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have been granted to the Participant or whether the person entitled to exercise such Related
Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

     8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock
Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee
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shall determine whether and to what extent a Related Stock Appreciation
Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related
Option is an Incentive Stock Option, the Related Stock Appreciation
Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive
Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. Notwithstanding the foregoing, no Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent
Beneficial Owner of the Corporation within six months of the date of its grant.

     10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right; provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of
Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Not-withstanding any other provision of the Plan, a Limited Stock Ap-preciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date, provided, however, that no Limited Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner within six months of the date of its grant.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the
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Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised.
Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer
Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

     11. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 11, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 11.

          (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period of not less than six months during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 11, the Shares awarded as Restricted Stock shall vest. Subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c),
(d) and (e) of this Section 11 and Section 12 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such vested shares and the right to vote such vested shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restric-tions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

          (b) Except as provided in Section 14 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or total or partial disability) unless the Committee shall otherwise determine, all shares of Restricted Stock awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 11 for a
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ratable lapse of restrictions with respect to an award of shares of
Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death or total or partial disability, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous
Service are subject to the restrictions imposed by paragraph (a) of this
Section 11 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

          (c) Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

          The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1995 Stock Option and Incentive Plan of St. Landry Financial Corporation and an Agreement entered into between the registered owner and St. Landry Financial Corporation. Copies of such Plan and Agreement are on file in the offices of the Secretary of St. Landry Financial Corporation, 459 East Landry Street, Opelousas, Louisiana 70571.

          (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

          (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or specified portion thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph
(a) of this Section 11 or (ii) the forfeiture of such shares under paragraph (b) of this Section 11, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

          (f) At the expiration or lapse of the restrictions imposed by paragraph (a) of this Section 11, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 11 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 11 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 11.

     12. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of
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the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 11 hereof.

     13. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least 6 months prior to such event shall have the right (subject to the pro-visions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     14. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

     15. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     16. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the

Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and
(ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Com-mittee shall determine to be necessary or advisable.

     This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     17. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under
Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall retain a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

     18. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 12 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the aggregate number of Shares which may be subject to Awards to Participants who are not Employees or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award made pursuant to the Plan.

     19. Effective Date and Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 19 hereof.

     20. Initial Grant. By, and simultaneously with, the approval of the Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation at the time of the Association's conversion to stock form who is not an Employee, is hereby granted a ten year, Non-Qualified Stock Option to purchase 1,377 shares at an Exercise Price per share equal to the Market Value on the date of the grant, which shall be the date of stockholder approval of the Plan. In addition, each non-employee director of the Corporation elected after the completion of the Association's conversion to stock form is hereby granted as of the date he or she is elected and qualified ("election date") a ten year Non-Qualified Stock Option to Purchase 1,377 shares at the applicable Market Value on the election date. All options shall vest ratably over a five year period, the first installment vesting one year from the date of stockholder approval of the Plan or the director's election date, as applicable, and each additional installment vesting ratably over the next four twelve-month periods on the anniversary date of such approval or election date, as applicable. Each such Option
shall be evidenced by an Option Agreement.   All options granted
pursuant to this Section 20 shall be rounded down to the nearest whole share to the extent necessary to ensure that no options to purchase stock representing fractional shares are granted.

          Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

                     ST. LANDRY FINANCIAL CORPORATION

                   1995 STOCK OPTION AND INCENTIVE PLAN

                     INCENTIVE STOCK OPTION AGREEMENT
                    ---------------------------------

ISO NO. __________

     This option was granted on ______________ by St. Landry Financial Corporation (the "Corporation") to _________ (the "Optionee"), in accordance with the following terms and conditions:

     1. Option Grant and Exercise Period. The Corporation has granted to the Optionee an Option (the "Option") to purchase, pursuant to the Plan and this Agreement, an aggregate of _______ shares (the "Option Shares") of the common stock of the Corporation, par value $.01 per share ("Common Stock"), at the price of $______ per share (the "Exercise Price"). A copy of the Plan, as currently in effect, is incorporated by reference and is attached to this Agreement.

     This Option shall be exercisable only during the period (the "Exercise Period") commencing on ______________ (the "Commencement Date"), and ending at 5:00 p.m., Opelousas, Louisiana time, on the date ten years after the Commencement Date, such later time and date being referred to as the "Expiration Date." This option shall vest and become exercisable according to the following schedule:

                         20% on ______________
                         20% on ______________
                         20% on ______________
                         20% on ______________
                         20% on ______________

During the Exercise Period, only the vested portion of this Option shall be exercisable in whole at any time or in part from time to time, subject to the provisions of this Agreement, and further subject to the condition that the aggregate Market Value (as defined in the Plan and as determined as of the Grant Date) of the Option Shares with respect to which Incentive Stock Options (as defined in the Plan) are exercisable for the first time by the Optionee in any calendar year shall not exceed One Hundred Thousand Dollars ($100,000.00). To the extent that this Option does not qualify as an Incentive Stock Option for any reason, it shall become a Non-Qualified Stock Option under the Plan. In the event of the death or disability (total or partial) of the Optionee, the Committee shall, with the consent of the Optionee, accelerate the vesting of this Option, which may cause a portion of the Option to lose its status as an Incentive Stock Option.

     2. Method of Exercise of this Option. This Option may be exercised during the Exercise Period by giving written notice to the Corporation specifying the number of Option Shares to be purchased. The notice must be in the form prescribed by the committee referred to in
Section 3 of the Plan or its successor (the "Committee") and directed to the address set forth in Section 12 below. The date of exercise is the date on which such notice is received by the Corporation. Such notice must be accompanied by payment in full of the Exercise Price for the Option Shares to be purchased upon such exercise. Payment shall be made either (i) in cash, which may be in the form of a check, bank draft, or money order payable to the Corporation, or (ii) if the Committee shall have previously approved such form of payment, by delivering shares of Common Stock already owned by the Optionee having a "Market Value" (as defined in the Plan as in effect on the date of the grant of this Option) equal to the applicable exercise price, or (iii) if the Committee shall have previously approved such form of payment, a combination of cash and such shares. Promptly after such payment, subject to Section 3 below, the Corporation shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the name of the Optionee (or such other person) and in the name of another jointly with right of survivorship.

     3. Delivery and Registration of Shares of Common Stock. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Optionee or any other person to whom such shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities law or regulation. In requesting any such representation, it may be provided that such representation requirement shall become inoperative upon a registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities law or regulation. The Corporation shall not be required to deliver any shares upon exercise of this Option prior to (i) the admission of such shares to listing on any stock exchange or system on which the shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     4. Non-transferability of this Option. This Option may not be assigned, encumbered, or transferred except, in the event of the death of the Optionee, by will or the laws of descent and distribution to the extent provided in Section 5 below. Except as provided herein, this Option is exercisable during the Optionee's lifetime only by the Optionee. The provisions of this Option shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Corporation and any person to whom this Option is transferred by will or by the laws of descent and distribution.

     5. Termination of Service or Death of the Optionee. Except as provided in the second or third paragraphs of this Section 5 and notwithstanding any other provision of this Option to the contrary, this Option shall not be exercisable unless the Optionee, at the time he exercises this Option, has maintained "Continuous Service" (as defined in the Plan as in effect on the date of the grant of this Option) since the date of the grant of this Option.

     If the Optionee shall cease to maintain Continuous Service for any reason (excluding death and termination of employment by the Corporation or any Affiliate for cause), the Optionee may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee was entitled to exercise this Option at the date of cessation. If the Optionee shall cease to maintain Continuous Service by reason of death, or total or partial disability then, this Option shall become fully exercisable upon the happening of such event and shall remain so exercisable in the event of death for a period of one year and in the event of total or partial disability for a period of three months following such date. If the Optionee is terminated for cause, all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination.

     In the event of the death of the Optionee while in Continuous Service of the Corporation or an Affiliate (as defined in the Plan) or within the three months referred to in the immediately preceding paragraph, the person to whom the Option has been transferred by will or by the laws of descent and distribution may, but only to the extent the Optionee was entitled to exercise this Option immediately prior to his death, exercise this Option at any time within one year following the death of the Optionee, but in no event later than ten years from the date of the grant of this Option. Following the death of the Optionee, the Committee may, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred by will or by the laws of descent and distribution the amount by which the Market Value (as defined in the Plan) per share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price per Option Share, multiplied by the number of Option Shares with respect to which this Option is properly exercised. Any such settlement of this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

     6. Notice of Sale. The Optionee or any person to whom the Option or the Option Shares shall have been transferred by will or by the laws of descent and distribution promptly shall give notice to the Corporation in the event of the sale or other disposition of Option Shares within the later of (i) two years from the date of grant of this Option or (ii) one year from the date of exercise of this Option. Such notice shall specify the number of Option Shares sold or otherwise disposed of and be directed to the address set forth in Section 11 below.

     7. Adjustments for Changes in Capitalization of the Corporation. In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     8. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation, or combination in which the Corporation is the continuing entity and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), the Optionee shall, provided the Option has been granted at least six months prior to such event, have the right (subject to the provisions of the Plan and the limitations contained herein), thereafter and during the Exercise Period, to receive upon exercise of this Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock over the Exercise Price, multiplied by the number of Option Shares with respect to which this Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     9. Stockholder Rights not Granted by this Option. The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Corporation or to notice of meetings of stockholders or to notice of any other proceedings of the Corporation.

     10. Withholding Tax. Upon exercise of this Option, the Corporation shall have the right to require the Optionee or such other person as is entitled to exercise this Option, to pay to the Corporation the amount of any taxes which the Corporation or any of its Affiliates is required to withhold with respect to such Option Shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld or in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements. The Corporation's method of satisfying its withholding obligations shall be solely in the discretion of the Corporation, subject to applicable federal, state and local law.

     11. Notices. All notices hereunder to the Corporation shall be delivered or mailed to it addressed to the Secretary of St. Landry Financial Corporation, 459 East Landry Street, Opelousas, Louisiana 70570. Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee's address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or to the Optionee, as the case may be.

     12. Plan and Plan Interpretations as Controlling. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Committee shall be binding and conclusive upon the Optionee or his legal representatives with regard to any question arising under this Agreement or under the Plan.

     13. Optionee Service. Nothing in this Option shall limit the right of the Corporation or any of its Affiliates to terminate the Optionee's service as a director, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Optionee.

     14. Optionee Acceptance. The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy of this Agreement to the Corporation at the address set forth in Section 11 above. In signing this Agreement, the Grantee acknowledges that shares acquired pursuant to the exercise of this Option may not be sold or otherwise transferred by the Grantee for at least six months from the date stockholder approval of the Plan is received, without creating an obligation under Section 16 of the Securities Exchange Act of 1934 to pay to the Corporation the profit on any such transaction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                              ST. LANDRY FINANCIAL CORPORATION


                              By: _________________________________


                              ACCEPTED:

                                ___________________________________


                                ___________________________________
                                         (Street Address)

                                ___________________________________
                                      (City, State and Zip Code)

                     ST. LANDRY FINANCIAL CORPORATION

                   1995 STOCK OPTION AND INCENTIVE PLAN

                   NON-QUALIFIED STOCK OPTION AGREEMENT
                   ------------------------------------


NQSO NO. __________


     This option is granted on ______________ by St. Landry Financial Corporation (the "Corporation") to ________ the "Optionee"), in accordance with the following terms and conditions:

     1. Option Grant and Exercise Period. The Corporation has granted to the Optionee an Option (the "Option") to purchase, pursuant to the Plan and this Agreement, an aggregate of _________ shares (the "Option Shares") of the Common Stock, par value $.01 per share ("Common Stock"), of the Corporation at the price of $______ per share (the "Exercise Price"). A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached to this Agreement.

     This Option shall be exercisable only during the period (the "Exercise Period") commencing from ________________ (the "Commencement Date") and ending at 5:00 p.m., Opelousas, Louisiana time, on the date ten years after the Commencement Date, such later time and date being hereinafter referred to as the "Expiration Date." This option shall vest and become exercisable according to the following schedule:

                         20% on ________________
                         20% on ________________
                         20% on ________________
                         20% on ________________
                         20% on ________________

During the Exercise Period, only the vested portion of this Option shall be exercisable in whole at any time or in part from time to time, subject to the provisions of this Agreement. In the event of the death or disability (total or partial) of the Optionee, the Committee shall, with the consent of the Optionee, accelerate the vesting of this Option.

     2. Method of Exercise of this Option. This Option may be exercised during the Exercise Period by giving written notice to the Corporation specifying the number of Option Shares to be purchased. The notice must be in the form prescribed by the committee referred to in
Section 3 of the Plan or its successor (the "Committee") and directed to the address set forth in Section 11 below. The date of exercise is the date on which such notice is received by the Corporation. Such notice must be accompanied by payment in full for the Option Shares to be purchased upon such exercise. Payment shall be made either (i) in cash, which may be in the form of a check, bank draft, or money order payable to the Corporation, or (ii) if the Committee shall have previously approved such form of payment, by delivering shares of Common Stock already owned by the Optionee having a "Market Value" (as defined in the Plan as in effect on the date of the grant of this Option) equal to the applicable exercise price, or (iii) if the Committee shall have previously approved such form of payment, a combination of cash and such shares. Promptly after such payment, subject to Section 3 below, the Corporation shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the name of the Optionee (or such other person) and in the name of another jointly with right of survivorship.

     3. Delivery and Registration of Shares of Common Stock. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Optionee or any other person to whom such shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities law or regulation. In requesting any such representation, it may be provided that such representation requirement shall become inoperative upon a registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities law or regulation. The Corporation shall not be required to deliver any shares upon exercise of this Option prior to (i) the admission of such shares to listing on any stock exchange or system on which the shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     4. Non-Transferability of this Option. This Option may not be assigned, encumbered, or transferred except, in the event of the death of the Optionee, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as described in the Plan, to the extent provided in Section 5 below. Except as provided herein, this Option is exercisable during the Optionee's lifetime only by the Optionee. The provisions of this Option shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Corporation and any person to whom this Option is transferred by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as described in the Plan.

     5. Termination of Service or Death of the Optionee. Except as provided in the second or third paragraphs of this Section 5 and notwithstanding any other provision of this Option to the contrary, this Option shall not be exercisable unless the Optionee, at the time he exercises this Option, has maintained "Continuous Service" (as defined in the Plan as in effect on the date of the grant of this Option) since the date of the grant of this Option.

     If the Optionee shall cease to maintain Continuous Service for any reason (excluding death and termination of employment by the Corporation or any Affiliate for cause), the Optionee may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee was entitled to exercise this Option at the date of cessation. If the Optionee shall cease to maintain Continuous Service by reason of death, or total or partial disability then, this Option shall become fully exercisable upon the happening of such event and shall remain so exercisable in the event of death for a period of one year and in the event of total or partial disability for a period of three months following such date. If the Optionee is terminated for cause, all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination.

     In the event of the death of the Optionee while in Continuous Service of the Corporation or an Affiliate (as defined in the Plan) or within the three month period referred to in the immediately preceding paragraph, the person to whom the Option has been transferred by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order, as described in the Plan, may, but only to the extent the Optionee was entitled to exercise this Option immediately prior to his death, exercise this Option at any time within one year following the death of the Optionee, but in no event later than ten years from the date of the grant of this Option. Following the death of the Optionee, the Committee may, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as described in the Plan, the amount by which the Market Value (as defined in the Plan) per share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price per Option Share, multiplied by the number of Option Shares with respect to which this Option is properly exercised. Any such settlement of this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

     6. Adjustments for Changes in Capitalization of the Corporation. In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     7. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation, or combination in which the Corporation is the continuing entity and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), the Optionee shall, provided the Option has been granted at least six months prior to such event, have the right (subject to the provisions of the Plan and the limitations contained herein), thereafter and during the Exercise Period, to receive upon exercise of this Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock over the Exercise Price, multiplied by the number of Option Shares with respect to which this Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     8. Stockholder Rights not Granted by this Option. The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Corporation or to notice of meetings of stockholders or to notice of any other proceedings of the Corporation.

     9. Withholding Tax. Upon exercise of this Option, the Corporation shall have the right to require the Optionee or such other person as is entitled to exercise this Option to pay to the Corporation the amount of any taxes which the Corporation or any of its Affiliates is required to withhold with respect to such Option Shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld or in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements. The Corporation's method of satisfying its withholding obligations shall be solely in the discretion of the Corporation, subject to applicable federal, state and local law.

     10. Notices. All notices hereunder to the Corporation shall be delivered or mailed to it addressed to the Secretary of St. Landry Financial Corporation, 459 East Landry Street, Opelousas, Louisiana 70570. Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee's address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or the Optionee, as the case may be.

     11. Plan and Plan Interpretations as Controlling. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Committee shall be binding and conclusive upon the Optionee or his legal representatives with regard to any question arising hereunder or under the Plan.

     12. Optionee Service. Nothing in this Option shall limit the rights of the Corporation or any of its Affiliates to terminate the Optionee's service as a director or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Optionee.

     13. Optionee Acceptance. The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to the Corporation at the address set forth in Section 10 above. In signing this Agreement, the Grantee acknowledges that shares acquired pursuant to the exercise of this Option may not be sold or otherwise transferred by the Grantee for at least six months from the date stockholder approval of the Plan is received, without creating an obligation under
Section 16 of the Securities Exchange Act of 1934 to pay to the Corporation the profit on any such transaction.

     IN WITNESS WHEREOF, the parties hereto have caused this OPTION AGREEMENT to be executed as of the date first above written.

                              ST. LANDRY FINANCIAL CORPORATION



                              By:  (s)




                              ACCEPTED:



                                   ________________________________



                                   ________________________________
                                          (Street Address)


                                   ________________________________
                                       (City, State and Zip Code)